Exhibit 99.1

FOR IMMEDIATE RELEASE

CHINA MEDIAEXPRESS HOLDINGS, INC. UPDATES MARKET REGARDING LISTING STATUS

Fujian, China – October 30, 2009 – China MediaExpress Holdings, Inc. (NYSE Amex: TMI; TMI/U; TMI/WS) (“CME” or “Company”), China’s largest television advertising operator on inter-city express buses, today announced that it has received further communications from NYSE Amex LLC (“AMEX”) indicating that AMEX is considering the matters raised in a delisting determination letter previously issued to the Company and is likely to be rescinding that determination based on more recent stockholder information that CME has provided to the AMEX.

As previously described, on October 23, 2009 AMEX had determined that CME did not meet the standards for initial listing upon the closing of its business combination earlier this month.  Based on the growth in CME’s stockholder base, the Company now meets those standards.  CME believes it should be able to resolve this matter to the satisfication of AMEX and is working closely with AMEX to achieve prompt resolution of the matter.  The Company has been informed that upon issuance of the letter rescinding such determination, which may be provided as early as Friday, no further appeals will be required and it will be granted a new approval for its listing status.

About CME
CME, through contractual arrangements with Fujian Fenzhong, an entity majority owned by CME’S former majority shareholder, operates the largest television advertising network on inter-city express buses in China.  While CME has no direct equity ownership in Fujian Fenzhong, through the contractual agreements CME receives the economic benefits of Fujian Fenzhong’s operations. Fujian Fenzhong generates revenue by selling advertisements on its network of television displays installed on over 18,000 express buses originating in thirteen of China’s most prosperous regions, including the five municipalities of Beijing, Shanghai, Guangzhou, Tianjin and Chongqing and eight economically prosperous provinces, namely Guangdong, Jiangsu, Fujian, Sichuan, Hebei, Anhui, Hubei and Shandong which generate nearly half of China’s GDP.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this report may include, for example, statements about the Company’s:

•	Success in retaining or recruiting, or changes required in, management or directors following the acquisition;
•	Public securities’ limited liquidity and trading;
•	The delisting of the Company’s securities from the NYSE Amex or an inability to have the Company’s securities listed on the NYSE Amex following a business combination;
•	The Company’s goals and strategies;
•	The Company’s future prospects and market acceptance of its advertising network;
•	The Company’s future business development, financial condition and results of operations;
•	Projected changes in revenues, costs, expense items, profits, earnings, and other estimated financial information;
•	The Company’s ability to manage the growth of its existing advertising network on inter-city express buses and expansion to prospective advertising network on high speed railways;
•	Trends and competition in the out-of-home advertising media market in China;
•	Changes in general economic and business conditions in China; and
•	Chinese laws, regulation and policies, including those applicable to the advertising industry.

CONTACT:	-OR-	INVESTOR RELATIONS:
China MediaExpress		The Equity Group Inc.
Jacky Lam		Lena Cati (212) 836-9611
Chief Financial Officer		lcati@equityny.com
jackylam@mediaexpress.com.hk		Linda Latman (212) 836-9609
llatman@equityny.com